    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 29, 1997


                                            REGISTRATION STATEMENT NO. 333-37455

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 1


                                       TO


                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                           ROMAC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                             ---------------------

                      FLORIDA                                            59-3264661
          (State or other jurisdiction of                             (I.R.S. Employer
          incorporation or organization)                           Identification Number)

                      120 WEST HYDE PARK PLACE, SUITE 150
                              TAMPA, FLORIDA 33606
                                 (813) 258-8855
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                DAVID L. DUNKEL
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           ROMAC INTERNATIONAL, INC.
                      120 WEST HYDE PARK PLACE, SUITE 150
                              TAMPA, FLORIDA 33606
                                 (813) 258-8855
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                          COPIES OF COMMUNICATIONS TO:

             MICHAEL L. JAMIESON, ESQ.                          BENJAMIN F. GARMER, III, ESQ.
               HOLLAND & KNIGHT LLP                                    FOLEY & LARDNER
        400 NORTH ASHLEY DRIVE, SUITE 2300                        777 EAST WISCONSIN AVENUE
               TAMPA, FLORIDA 33602                              MILWAUKEE, WISCONSIN 53217
                  (813) 227-8500                                       (414) 271-2400

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
================================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. -- OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the fees and expenses in connection with the issuance and distribution of the securities being registered hereunder.


Securities and Exchange Commission registration fee.........  $   32,827
NASD filing fee.............................................      11,333
Nasdaq additional listing fees..............................      17,500
Printing and engraving expenses.............................     100,000+
Accounting fees and expenses................................      50,000+
Legal fees and expenses.....................................     100,000+
Blue Sky fees and expenses..................................      15,000+
Miscellaneous...............................................     145,840+
                                                              ----------
          Total.............................................     472,500+
                                                              ==========


---------------

+ Estimated.

ITEM 15. -- INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Company is a Florida corporation. The Florida Business Corporation Act ("FBCA") provides that, in general, a business corporation may indemnify any person who is or was a party to any proceeding (other than an action by, or in the right of, the corporation) by reason of the fact that he is or was a director or officer of the corporation, against liability incurred in connection with such proceeding, including any appeal thereof, provided certain standards are met, including that such officer or director acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, and provided further that, with respect to any criminal action or proceeding, the officer or director had no reasonable cause to believe his conduct was unlawful. In the case of proceedings by or in the right of the corporation, the FBCA provides that, in general, a corporation may indemnify any person who was or is a party to any such proceeding by reason of the fact that he is or was a director or officer of the corporation against expenses and amounts paid in settlement actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof, provided that such person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made in respect of any claim as to which such person is adjudged liable unless a court of competent jurisdiction determines upon application that such person is fairly and reasonably entitled to indemnity. To the extent that any officers or directors are successful on the merits or otherwise in the defense of any of the proceedings described above, the FBCA provides that the corporation is required to indemnify such officers or directors against expenses actually and reasonably incurred in connection therewith. However, the FBCA further provides that, in general, indemnification or advancement of expenses shall not be made to or on behalf of any officer or director if a judgment or other final adjudication establishes that his actions, or omissions to act, were material to the cause of action so adjudicated and constitute: (i) a violation of the criminal law, unless the director or officer had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe it was unlawful; (ii) a transaction from which the director or officer derived an improper personal benefit; (iii) in the case of a director, a circumstance under which the director has voted for or assented to a distribution made in violation of the FBCA or the corporation's articles of incorporation; or (iv) willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation to procure a judgment in its favor or in a proceeding by or in the right of a shareholder. Article V of the Company's Bylaws provides that the Company shall indemnify any director, officer, employee or agent or any former director, officer, employee or agent to the full extent permitted by Florida law.

     The Underwriters also will agree to indemnify the directors and officers of the Company against certain liabilities as set forth in the Underwriting Agreement (see Exhibit 1).


     The Company has purchased insurance with respect to, among other things, any liabilities that may arise under the statutory provisions referred to above.

ITEM 16. -- Exhibits.

     (a) Exhibits


EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
  1        --  Form of Underwriting Agreement
  4.1      --  Amended and Restated Articles of Incorporation*
  4.2      --  Bylaws*
  5        --  Opinion of Holland & Knight LLP
 23.1      --  Consent of Holland & Knight LLP (to be contained in Exhibit
               5)
 23.2      --  Consent of Price Waterhouse LLP
 23.3      --  Consent of Frank, Rimerman & Co. LLP
 24        --  Powers of Attorney (included on the signature page of the
               Registration Statement)


---------------

 * Incorporated by reference to the Company's Registration Statement on Form S-1 (File No. 33-91738).


ITEM 17. -- UNDERTAKINGS.


     (a) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended (the "Securities Act"), each filing of the Company's annual report pursuant to
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

     (b) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the indemnification provisions described herein, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission (the "Commission") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The undersigned Registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
     (4) or Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on the 28th day of October, 1997.


                                          ROMAC INTERNATIONAL, INC.

                                          By: /s/    DAVID L. DUNKEL
                                            ------------------------------------
                                                      David L. Dunkel
                                               President and Chief Executive
                                                           Officer


     Pursuant to the requirements of the Securities Act, Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                    TITLE                     DATE
                      ---------                                    -----                     ----

                 /s/ DAVID L. DUNKEL                   President, Chief Executive      October 28, 1997
-----------------------------------------------------    Officer, and Director
                   David L. Dunkel                       (principal executive
                                                         officer)

                 /s/ JAMES D. SWARTZ                   Executive Vice President,       October 28, 1997
-----------------------------------------------------    Chief Operating Officer and
                   James D. Swartz                       Director

                /s/ THOMAS CALCATERRA                  Chief Financial Officer and     October 28, 1997
-----------------------------------------------------    Secretary (principal
                  Thomas Calcaterra                      financial officer and
                                                         principal accounting
                                                         officer)

                 /s/ PETER DOMINICI                    Treasurer and Director          October 28, 1997
-----------------------------------------------------
                   Peter Dominici

              /s/ WILLIAM R. CAREY, JR.                Director                        October 28, 1997
-----------------------------------------------------
                William R. Carey, Jr.

                      SIGNATURE                                    TITLE                     DATE
                      ---------                                    -----                     ----

                                                       Director                        October 28, 1997
              /s/ RICHARD M. COCCHIARO
-----------------------------------------------------
                Richard M. Cocchiaro

                /s/ TODD W. MANSFIELD                  Director                        October 28, 1997
-----------------------------------------------------
                  Todd W. Mansfield

                /s/ MAUREEN A. RORECH                  Director                        October 28, 1997
-----------------------------------------------------
                  Maureen A. Rorech

                /s/ HOWARD W. SUTTER                   Director                        October 28, 1997
-----------------------------------------------------
                  Howard W. Sutter

                 /s/ GORDON TUNSTALL                   Director                        October 28, 1997
-----------------------------------------------------
                   Gordon Tunstall

              *By: /s/ DAVID L. DUNKEL
  -------------------------------------------------
                   David L. Dunkel
                  Attorney-in-fact

                                    EXHIBITS



EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
  1        --  Form of Underwriting Agreement
  4.1      --  Amended and Restated Articles of Incorporation*
  4.2      --  Bylaws*
  5        --  Opinion of Holland & Knight LLP
 23.1      --  Consent of Holland & Knight LLP (to be contained in Exhibit
               5)
 23.2      --  Consent of Price Waterhouse LLP
 23.3      --  Consent of Frank, Rimerman & Co. LLP for Sequent Associates,
               Inc.
 24        --  Powers of Attorney (included on the signature page of the
               Registration Statement)


---------------


 * Incorporated by reference to the Company's Registration Statement on Form S-1


   (File No. 33-91738).